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                                                                   EXHIBIT 23.15

                       Consent to Be Named as a Director

  I hereby consent (1) to be named as a person who will become a director of Snyder Communications, Inc. in the registration statement on Form F-4 to be filed by Havas Advertising with the Securities and Exchange Commission, and (2) to the use of this Consent to Be Named as a Director as an exhibit to the registration statement on Form F-4.

                                          /s/ R. John Cooper
                                          -----------------------------
                                          Name: R. John Cooper